                                                               EXHIBIT 10.28(c)

                                 FIRST AMENDMENT
                   TO MASTER REPURCHASE AGREEMENT AND GUARANTY

        THIS FIRST AMENDMENT TO MASTER REPURCHASE AGREEMENT AND GUARANTY (this "First Amendment") is made and dated as of the 30th day of June, 1999, by and among AAMES CAPITAL CORPORATION, a California corporation (the "Seller"), AAMES FINANCIAL CORPORATION, a Delaware corporation (the "Guarantor"), and NATIONSBANK, N.A., a national banking association (the "Buyer").

                                    RECITALS

        A. Pursuant to that certain Master Repurchase Agreement dated as of April 8, 1999 by and between the Buyer and the Seller (as amended from time to time, the "Repo Agreement"), the Buyer and the Seller agreed to enter into Transactions on the terms and subject to the conditions set forth therein. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Repo Agreement.

        B. Pursuant to that certain Guaranty dated as of April 8, 1999 by the Guarantor in favor of the Buyer (as amended from time to time, the "Guaranty"), the Guarantor agreed to guarantee the Seller's obligations under the Repo Agreement on the terms and subject to the conditions set forth therein.

        C. The parties hereto wish to amend certain provisions in the Repo Agreement and in the Guaranty, all as set forth more particularly below.

        NOW, THEREFORE, in consideration of the foregoing Recitals and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

        1. Supplemental Closing. To reflect the agreement of Buyer to permit Guarantor to consummate the "Supplemental Closing" under (and as defined in) the Cap Z Agreement by September 30, 1999 instead of by June 30, 1999, effective as of the First Amendment Effective Date (as defined in Paragraph 6 below), subparagraph 13(q) of the Repo Agreement is hereby amended to replace the date "June 30, 1999" referenced therein with the date "September 30, 1999" and to add after such date the following phrase: "or the Guarantor shall not have otherwise issued at least $25,000,000.00 in additional equity capital on or before September 30, 1999 to an investor or investors acceptable to the Buyer".

        2. Minimum Tangible Net Worth. To reflect the agreement of the parties hereto to amend the negative covenant regarding the Guarantor's minimum Tangible Net Worth, effective as of the First Amendment Effective Date:

                (a) Subparagraph 12(j)(1) of the Repo Agreement is hereby amended to replace the dollar amount "$135,000,000" referenced therein with the dollar amount "$120,000,000."

                (b) Subparagraph 4(j)(1) of the Guaranty is hereby amended to replace the dollar amount "$135,000,000" referenced therein with the dollar amount "$120,000,000."

        3. Minimum Profitability. To reflect the agreement of the parties hereto to delay the commencement of the covenant regarding minimum profitability from the calendar quarter ending September 30, 1999 to the calendar quarter ending December 31, 1999, effective as of the First Amendment Effective Date:

                (a) Paragraph 12(k) of the Repo Agreement is hereby amended to replace the date "September 30, 1999" referenced therein with the date "December 31, 1999."

                (b) Paragraph 4(k) of the Guaranty is hereby amended to replace the date "September 30, 1999" referenced therein with the date "December 31, 1999."

        4. Non-Warehouse Debt Ratio. To reflect the agreement of the parties hereto to amend the negative covenant regarding Non-Warehouse Debt Ratio, effective as of the First Amendment Effective Date:

                (a) Paragraph 12(l) of the Repo Agreement is hereby amended to read in its entirety as follows:

                        "(l)    Non-Warehouse Debt. Permit the Non-Warehouse
        Debt Ratio of Guarantor and its consolidated Subsidiaries to exceed 2.25:1.00 for the calendar quarter ending June 30, 1999, and 2.10:1.00 for any other calendar quarter thereafter."

                (b) Paragraph 4(l) of the Guaranty is hereby amended to read in its entirety as follows:

                        "(l)    Non-Warehouse Debt. Permit the Non-Warehouse
        Debt Ratio of Guarantor and its consolidated Subsidiaries to exceed 2.25:1.00 for the calendar quarter ending June 30, 1999, and 2.10:1.00 for any other calendar quarter thereafter."

                (c) The definition of the term "Non-Warehouse Debt Ratio" set forth in Paragraph 2 of the Repo Agreement is hereby amended to read in its entirety as follows:

                        "'Non-Warehouse Debt Ratio' shall mean, with respect to Guarantor and its Subsidiaries on a consolidated basis, on any date the ratio of (a) consolidated funded Indebtedness (including Subordinated
        Debt), minus the sum of (i) unrestricted cash or cash equivalents exceeding $5,000,000.00, plus (ii) one hundred percent (100%) of the value, according to Guarantor's balance sheet at such date, of all Mortgage Loans held for sale, to (b) Tangible Net Worth."

        5. Maintenance of Liquidity. To reflect the agreement of the parties hereto to amend the negative covenant regarding the maintenance of liquidity, effective as of the First Amendment Effective Date:

                (a) Subparagraph 12(m)(1) of the Repo Agreement is hereby amended to replace the date "July 1, 1999" each time it is referenced therein with the date "October 1, 1999."

                (b) Subparagraph 4(m)(1) of the Guaranty is hereby amended to replace the date "July 1, 1999" each time it is referenced therein with the date "October 1, 1999."

        6. First Amendment Effective Date. This First Amendment shall become effective retrospectively as of May 30, 1999 (the "First Amendment Effective Date") on the date upon which the Buyer has received a copy of this First Amendment, duly executed by all parties hereto.

        7. Reaffirmation of Obligations. Each of Seller and Guarantor hereby reaffirms all of its obligations under the Repo Agreement and Guaranty respectively and under all other documents, instruments and agreements executed in connection therewith and acknowledges and agrees that such obligations are not altered, modified or affected in any manner or to any extent except as expressly provided herein.

        8. Counterparts. This First Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

        9. Representations and Warranties. Each of Seller and Guarantor hereby represents and warrants to Buyer as follows:

                (a) Each of Seller and Guarantor has the corporate power and authority and the legal right to execute, deliver and perform this First Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this First Amendment. This First Amendment has been duly executed and delivered on behalf of Seller and Guarantor and constitutes the legal, valid and binding obligations of each, enforceable against each in accordance with its terms.

                (b) At and as of the date of execution hereof and at and as of the First Amendment Effective Date and both prior to and after giving effect hereto: (i) the representations and warranties of Seller and Guarantor contained in the Repo Agreement and the Guaranty are accurate and complete in all respects, and (ii) there has not occurred an Event of Default or Potential Default.

        10. No Other Amendment. Except as expressly amended hereby, the Repo Agreement and the Guaranty shall remain in full force and effect as written and amended to date.


--------------------------------------------------------------------------------

                           [signature page to follow]

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the day and year first above written.


                                        AAMES CAPITAL CORPORATION

                                        By /s/ Barbara S. Polsky
                                          --------------------------------------
                                        Name Barbara S. Polsky
                                            ------------------------------------
                                        Title EVP
                                             -----------------------------------


                                        AAMES FINANCIAL CORPORATION

                                        By /s/ Barbara S. Polsky
                                          --------------------------------------
                                        Name Barbara S. Polsky
                                            ------------------------------------
                                        Title General Counsel & EVP
                                             -----------------------------------


                                        NATIONSBANK, N.A.

                                        By /s/ Carolyn M. Warren
                                          --------------------------------------
                                        Name Carrolyn M. Warren
                                            ------------------------------------
                                        Title Senior Vice President
                                             -----------------------------------